                CSFB                                 CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   2/28/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,556
Total Outstanding Loan Balance	$1,064,675,737*	Min	Max
Average Loan Current Balance	$162,397	$4,936	$850,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.13%	3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.26%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.80 - 4.00	2	435,195	0.0	3.80	77.7	726
4.01 - 4.50	1	326,277	0.0	4.40	90.0	680
4.51 - 5.00	13	3,126,823	0.3	4.97	82.7	686
5.01 - 5.50	142	36,793,239	3.5	5.36	76.8	651
5.51 - 6.00	679	146,712,707	13.8	5.85	77.2	646
6.01 - 6.50	838	175,387,177	16.5	6.33	78.5	642
6.51 - 7.00	1,161	227,825,315	21.4	6.80	79.7	635
7.01 - 7.50	837	145,799,333	13.7	7.29	81.2	629
7.51 - 8.00	860	138,524,474	13.0	7.79	81.7	611
8.01 - 8.50	519	74,116,444	7.0	8.29	83.5	608
8.51 - 9.00	431	51,606,097	4.8	8.76	82.7	593
9.01 - 9.50	208	21,183,056	2.0	9.29	85.4	581
9.51 - 10.00	190	14,311,987	1.3	9.78	85.2	598
10.01 - 10.50	142	8,273,908	0.8	10.31	84.4	584
10.51 - 11.00	172	8,202,204	0.8	10.83	92.5	617
11.01 - 11.50	87	4,064,290	0.4	11.26	94.3	614
11.51 - 12.00	190	5,567,361	0.5	11.77	93.1	596
12.01 - 12.50	24	673,264	0.1	12.31	90.4	594
12.51 - 13.00	19	902,187	0.1	12.65	96.0	617
13.01 - 13.50	5	250,757	0.0	13.45	94.9	612
13.51 - 14.00	35	576,068	0.1	13.69	100.0	589
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
3.80 - 4.00	2	435,195	0.1	3.80	77.7	726
4.01 - 4.50	1	326,277	0.0	4.40	90.0	680
4.51 - 5.00	13	3,126,823	0.4	4.97	82.7	686
5.01 - 5.50	138	35,855,868	4.1	5.36	76.8	650
5.51 - 6.00	597	129,134,537	14.9	5.84	78.3	642
6.01 - 6.50	679	143,078,162	16.5	6.33	79.6	638
6.51 - 7.00	905	183,778,757	21.2	6.81	81.1	634
7.01 - 7.50	671	121,673,459	14.0	7.30	82.0	628
7.51 - 8.00	666	116,112,445	13.4	7.79	82.5	609
8.01 - 8.50	415	62,686,674	7.2	8.29	84.1	609
8.51 - 9.00	306	41,225,225	4.8	8.76	82.7	591
9.01 - 9.50	126	16,648,123	1.9	9.30	84.7	577
9.51 - 10.00	66	7,882,815	0.9	9.76	80.6	586
10.01 - 10.50	30	2,990,510	0.3	10.31	72.3	542
10.51 - 11.00	13	1,418,494	0.2	10.80	73.6	577
11.01 - 11.50	5	713,124	0.1	11.14	71.6	548
11.51 - 11.99	4	514,373	0.1	11.82	65.1	522
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.13 - 5.50	4	937,371	0.5	5.31	74.9	680
5.51 - 6.00	82	17,578,170	8.9	5.91	69.1	676
6.01 - 6.50	159	32,309,015	16.4	6.31	73.4	660
6.51 - 7.00	256	44,046,559	22.4	6.78	73.6	639
7.01 - 7.50	166	24,125,874	12.2	7.28	76.9	632
7.51 - 8.00	194	22,412,029	11.4	7.80	77.9	620
8.01 - 8.50	104	11,429,769	5.8	8.30	80.4	601
8.51 - 9.00	125	10,380,873	5.3	8.75	82.6	602
9.01 - 9.50	82	4,534,933	2.3	9.27	87.9	599
9.51 - 10.00	124	6,429,172	3.3	9.80	90.8	614
10.01 - 10.50	112	5,283,398	2.7	10.31	91.2	609
10.51 - 11.00	159	6,783,710	3.4	10.84	96.5	625
11.01 - 11.50	82	3,351,166	1.7	11.29	99.1	629
11.51 - 12.00	186	5,052,987	2.6	11.77	96.0	604
12.01 - 12.50	24	673,264	0.3	12.31	90.4	594
12.51 - 13.00	19	902,187	0.5	12.65	96.0	617
13.01 - 13.50	5	250,757	0.1	13.45	94.9	612
13.51 - 14.00	35	576,068	0.3	13.69	100.0	589
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	1,919	197,074,876	100.0	7.66	78.3	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
495 - 500	10	1,283,503	0.1	8.38	69.3	499
501 - 525	204	32,144,849	3.0	8.38	72.6	516
526 - 550	435	70,270,769	6.6	7.84	74.4	539
551 - 575	596	96,956,340	9.1	7.52	77.5	564
576 - 600	1,103	147,907,034	13.9	7.34	81.7	588
601 - 625	1,113	175,148,068	16.5	6.98	80.4	613
626 - 650	1,154	185,605,460	17.4	7.04	81.8	638
651 - 675	820	141,566,920	13.3	6.89	81.7	663
676 - 700	503	97,045,115	9.1	6.80	81.8	688
701 - 725	284	54,705,161	5.1	6.72	82.1	711
726 - 750	169	32,426,574	3.0	6.68	82.6	737
751 - 775	107	18,626,051	1.7	6.84	82.5	762
776 - 800	38	7,529,289	0.7	6.65	83.7	782
801 - 814	20	3,460,602	0.3	6.93	76.8	807
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
4,936.01 - 25,000.00	316	5,446,353	0.5	11.17	99.2	613
25,000.01 - 50,000.00	444	16,742,043	1.6	9.94	88.5	619
50,000.01 - 75,000.00	626	39,605,328	3.7	8.42	82.5	623
75,000.01 - 100,000.00	796	69,582,998	6.5	7.70	80.6	623
100,000.01 - 125,000.00	802	90,228,501	8.5	7.39	80.5	620
125,000.01 - 150,000.00	686	94,359,905	8.9	7.27	80.8	620
150,000.01 - 175,000.00	563	91,319,140	8.6	7.10	79.7	624
175,000.01 - 200,000.00	497	93,451,545	8.8	6.92	80.0	626
200,000.01 - 225,000.00	369	78,446,829	7.4	7.02	78.7	620
225,000.01 - 250,000.00	269	63,872,819	6.0	6.90	79.2	628
250,000.01 - 275,000.00	235	61,568,704	5.8	6.89	79.1	627
275,000.01 - 300,000.00	206	59,211,441	5.6	6.82	79.5	635
300,000.01 - 325,000.00	157	49,104,207	4.6	6.75	81.2	635
325,000.01 - 350,000.00	102	34,524,153	3.2	6.82	80.2	630
350,000.01 - 375,000.00	98	35,545,164	3.3	6.83	81.0	628
375,000.01 - 400,000.00	89	34,637,562	3.3	6.90	81.4	638
400,000.01 - 425,000.00	66	27,313,656	2.6	6.86	79.6	644
425,000.01 - 450,000.00	54	23,687,989	2.2	6.58	80.9	639
450,000.01 - 475,000.00	38	17,609,662	1.7	6.57	83.1	655
475,000.01 - 500,000.00	61	29,942,203	2.8	6.66	79.7	645
500,000.01 - 525,000.00	19	9,726,870	0.9	6.57	82.9	662
525,000.01 - 550,000.00	16	8,617,309	0.8	6.48	81.2	645
550,000.01 - 575,000.00	8	4,464,057	0.4	6.75	80.0	639
575,000.01 - 600,000.00	13	7,674,062	0.7	6.94	78.5	620
600,000.01 - 625,000.00	3	1,856,059	0.2	6.68	80.2	683
625,000.01 - 650,000.00	11	7,063,165	0.7	6.49	81.2	683
650,000.01 - 675,000.00	1	652,347	0.1	5.95	79.9	638
675,000.01 - 700,000.00	2	1,378,217	0.1	6.69	82.9	649
700,000.01 - 725,000.00	2	1,425,384	0.1	5.92	67.8	607
725,000.01 - 750,000.00	2	1,499,505	0.1	6.35	75.8	630
750,000.01 - 850,000.00	5	4,118,561	0.4	7.77	76.0	635
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.48 - 50.00	167	21,431,436	2.0	6.98	40.9	602
50.01 - 55.00	72	12,807,759	1.2	6.61	52.7	615
55.01 - 60.00	100	15,878,409	1.5	7.07	57.9	593
60.01 - 65.00	212	38,955,127	3.7	7.04	63.3	600
65.01 - 70.00	275	52,284,651	4.9	7.03	68.6	599
70.01 - 75.00	376	72,632,792	6.8	7.14	73.8	600
75.01 - 80.00	2,709	488,537,016	45.9	6.81	79.8	641
80.01 - 85.00	593	104,986,878	9.9	7.25	84.5	607
85.01 - 90.00	807	146,850,496	13.8	7.30	89.6	623
90.01 - 95.00	368	55,376,490	5.2	7.86	94.8	649
95.01 - 100.00	877	54,934,684	5.2	8.99	99.8	657
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,672	216,572,201	20.3	7.57	81.8	625
0.50	6	1,927,318	0.2	8.46	82.2	622
1.00	372	80,961,410	7.6	7.19	81.1	644
1.50	1	202,277	0.0	8.99	90.0	591
1.75	58	18,043,472	1.7	6.57	81.0	659
2.00	3,125	545,474,824	51.2	7.05	80.9	625
2.50	4	738,919	0.1	8.36	84.9	657
3.00	1,245	188,799,963	17.7	6.91	77.0	631
4.00	2	459,983	0.0	7.16	89.3	661
5.00	71	11,495,369	1.1	6.81	79.8	632
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	4,138	618,324,404	58.1	7.00	80.9	617
Reduced	933	170,057,617	16.0	7.24	81.8	656
No Income/ No Asset	82	11,188,047	1.1	7.03	79.7	643
Stated Income / Stated Assets	1,403	265,105,668	24.9	7.38	78.4	636
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,082	1,001,093,480	94.0	7.09	80.3	626
Second Home	39	7,064,427	0.7	7.06	84.6	665
Investor	435	56,517,829	5.3	7.92	82.3	663
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,037	271,795,283	25.5	6.69	77.1	634
Florida	829	124,695,159	11.7	7.33	80.5	630
New York	217	54,971,551	5.2	7.03	78.5	629
Texas	630	54,617,963	5.1	7.86	82.7	627
Nevada	235	50,403,275	4.7	7.07	79.6	639
Illinois	269	44,074,590	4.1	7.33	82.9	634
Maryland	179	34,920,086	3.3	7.15	79.9	609
New Jersey	138	32,947,973	3.1	7.24	79.6	609
Arizona	225	30,556,370	2.9	7.16	81.8	628
Virginia	185	29,510,945	2.8	7.21	80.8	611
Washington	173	27,988,609	2.6	6.74	80.6	643
Oregon	171	27,423,630	2.6	6.98	81.1	638
Massachusetts	103	25,301,970	2.4	6.94	77.2	624
Michigan	220	24,113,093	2.3	7.65	84.3	623
Georgia	196	23,920,523	2.2	7.50	84.8	617
Other	1,749	207,434,717	19.5	7.37	83.5	624
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,262	474,124,526	44.5	7.22	83.6	650
Refinance - Rate Term	359	50,985,843	4.8	7.15	80.0	617
Refinance - Cashout	2,935	539,565,369	50.7	7.05	77.6	611
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	28	7,059,692	0.7	6.72	84.4	623
Arm 2/28	4,122	769,743,128	72.3	7.07	81.0	627
Arm 3/27	406	73,658,953	6.9	6.58	79.0	622
Arm 5/25	52	11,137,226	1.0	6.62	80.8	657
Arm 6 Month	29	6,001,862	0.6	6.38	81.9	650
Fixed Rate	1,919	197,074,876	18.5	7.66	78.3	634
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	5,805	1,038,007,207	97.5	7.04	79.9	628
2nd Lien	751	26,668,530	2.5	10.73	99.1	631
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	5,345	832,967,090	78.2	7.13	80.3	625
Condo	350	53,292,691	5.0	7.14	81.2	634
2 Family	254	48,841,068	4.6	7.10	80.1	642
3-4 Family	116	27,875,235	2.6	7.56	80.5	664
PUD	491	101,699,653	9.6	7.06	80.7	636
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	44	8,450,880	1.0	5.75	80.6	684
4.01 - 4.50	113	24,107,900	2.8	5.75	79.8	663
4.51 - 5.00	289	56,144,470	6.5	6.29	81.0	662
5.01 - 5.50	539	100,466,062	11.6	6.49	80.3	643
5.51 - 6.00	985	194,639,224	22.4	6.66	80.2	633
6.01 - 6.50	700	126,365,341	14.6	7.02	81.7	629
6.51 - 7.00	1,243	248,710,827	28.7	7.23	81.0	613
7.01 - 7.50	323	51,445,074	5.9	8.03	81.8	617
7.51 - 8.00	206	32,264,765	3.7	8.40	82.2	601
8.01 - 8.50	110	15,311,535	1.8	8.82	81.2	580
8.51 - 9.00	52	6,638,887	0.8	9.38	77.6	554
9.01 - 9.50	22	2,009,460	0.2	9.86	76.9	548
9.51 - 10.00	8	803,150	0.1	10.59	78.7	578
10.01 - 10.50	2	125,786	0.0	11.34	80.0	571
10.51 - 12.50	1	117,501	0.0	6.99	94.8	609
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,659,604	0.2	6.26	88.0	661
4 - 6	17	4,342,258	0.5	6.43	79.6	646
7 - 9	4	886,157	0.1	7.06	85.2	684
10 - 12	25	6,815,158	0.8	6.59	82.9	619
13 - 15	6	951,422	0.1	7.22	82.7	650
16 - 18	40	6,801,392	0.8	7.48	81.8	637
19 - 21	1,746	332,021,981	38.3	7.03	81.4	626
22 - 24	2,330	429,389,242	49.5	7.09	80.8	627
25 - 27	2	265,702	0.0	6.20	85.7	673
28 - 30	7	924,081	0.1	7.26	84.4	648
31 - 33	189	36,313,338	4.2	6.49	79.6	623
34 - 36	207	36,093,301	4.2	6.65	78.2	619
37 - 59	52	11,137,226	1.3	6.62	80.8	657
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 12.00	338	65,706,241	7.6	5.73	78.4	634
12.01 - 12.50	347	75,627,970	8.7	5.98	77.1	633
12.51 - 13.00	610	134,948,080	15.6	6.25	79.2	644
13.01 - 13.50	625	127,820,364	14.7	6.59	81.2	639
13.51 - 14.00	835	165,107,791	19.0	7.04	81.6	630
14.01 - 14.50	628	110,763,776	12.8	7.50	82.3	630
14.51 - 15.00	538	88,577,513	10.2	7.92	83.1	606
15.01 - 15.50	321	47,429,328	5.5	8.46	84.9	604
15.51 - 16.00	231	31,135,592	3.6	8.84	81.9	585
16.01 - 16.50	74	9,580,460	1.1	9.33	81.1	552
16.51 - 17.00	44	5,603,927	0.6	9.79	79.2	581
17.01 - 17.50	25	2,656,077	0.3	10.33	71.2	537
17.51 - 18.00	11	1,306,001	0.2	10.82	73.2	572
18.01 - 20.70	10	1,337,743	0.2	11.09	70.2	545
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	24	4,019,869	0.5	5.99	86.4	679
4.51 - 5.50	211	47,468,581	5.5	5.59	79.2	655
5.51 - 6.00	629	132,765,276	15.3	5.90	78.7	643
6.01 - 6.50	690	145,342,068	16.8	6.39	80.2	639
6.51 - 7.00	924	184,607,073	21.3	6.86	81.4	634
7.01 - 7.50	659	120,316,558	13.9	7.35	82.0	628
7.51 - 8.00	652	113,502,782	13.1	7.84	82.2	607
8.01 - 8.50	371	57,810,647	6.7	8.32	83.1	604
8.51 - 9.00	270	36,421,681	4.2	8.77	81.1	580
9.01 - 9.50	97	12,679,053	1.5	9.28	81.5	557
9.51 - 10.00	57	6,764,122	0.8	9.76	78.5	573
10.01 - 10.50	28	2,843,749	0.3	10.31	71.3	536
10.51 - 11.00	13	1,418,494	0.2	10.80	73.6	577
11.01 - 11.50	5	713,124	0.1	11.14	71.6	548
11.51 - 12.00	4	514,373	0.1	11.82	65.1	522
12.51 - 14.50	3	413,410	0.0	6.89	81.7	666
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	20	3,347,486	0.4	6.27	85.2	652
1.50	525	94,475,193	10.9	7.27	81.3	630
2.00	147	37,204,370	4.3	6.64	82.0	650
3.00	3,944	732,406,642	84.4	7.01	80.8	625
5.00	1	167,171	0.0	5.50	80.0	746
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,335	399,629,635	46.1	7.05	81.1	630
1.50	1,870	372,763,270	43.0	7.00	81.0	627
2.00	432	95,207,956	11.0	6.93	79.3	614
Total:	4,637	867,600,861	100.0	7.02	80.9	627

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	5,687	846,265,656	79.5	7.27	80.2	622
24	388	102,650,487	9.6	6.48	82.0	653
36	31	7,180,017	0.7	6.39	79.6	638
60	450	108,579,576	10.2	6.76	80.6	654
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

*     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,770
Total Outstanding Loan Balance	$706,824,837*	Min	Max
Average Loan Current Balance	$148,181	$4,936	$652,347
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.13%	3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.64%
Weighted Average Margin	6.27%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.4%
% Fixed	18.6%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$759,000,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.80 - 4.00	2	435,195	0.1	3.80	77.7	726
4.01 - 4.50	1	326,277	0.0	4.40	90.0	680
4.51 - 5.00	8	1,483,428	0.2	4.97	77.0	655
5.01 - 5.50	93	20,057,230	2.8	5.38	76.1	648
5.51 - 6.00	514	97,196,795	13.8	5.84	76.4	647
6.01 - 6.50	664	124,428,037	17.6	6.32	78.1	638
6.51 - 7.00	885	156,528,957	22.1	6.80	79.5	635
7.01 - 7.50	584	93,637,237	13.2	7.29	81.5	632
7.51 - 8.00	600	91,135,231	12.9	7.79	82.0	614
8.01 - 8.50	320	44,539,318	6.3	8.31	84.3	608
8.51 - 9.00	284	32,646,203	4.6	8.76	84.0	597
9.01 - 9.50	148	14,425,768	2.0	9.30	85.5	584
9.51 - 10.00	148	10,222,632	1.4	9.77	87.0	595
10.01 - 10.50	99	5,635,593	0.8	10.31	84.6	577
10.51 - 11.00	119	4,793,164	0.7	10.82	91.9	607
11.01 - 11.50	65	2,531,048	0.4	11.24	94.0	612
11.51 - 12.00	165	4,691,216	0.7	11.77	93.2	595
12.01 - 12.50	20	609,955	0.1	12.31	89.7	591
12.51 - 13.00	17	880,647	0.1	12.64	95.9	618
13.01 - 13.50	2	76,896	0.0	13.50	100.0	615
13.51 - 14.00	31	526,435	0.1	13.69	100.0	588
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
3.80 - 4.00	2	435,195	0.1	3.80	77.7	726
4.01 - 4.50	1	326,277	0.1	4.40	90.0	680
4.51 - 5.00	8	1,483,428	0.3	4.97	77.0	655
5.01 - 5.50	92	19,769,892	3.4	5.38	76.1	647
5.51 - 6.00	453	85,507,048	14.9	5.83	77.8	642
6.01 - 6.50	533	100,319,043	17.4	6.33	79.3	634
6.51 - 7.00	696	126,666,805	22.0	6.80	81.1	634
7.01 - 7.50	474	78,262,103	13.6	7.30	82.4	633
7.51 - 8.00	464	75,418,062	13.1	7.79	83.0	614
8.01 - 8.50	271	39,090,804	6.8	8.30	84.5	610
8.51 - 9.00	205	27,255,029	4.7	8.76	83.7	598
9.01 - 9.50	80	10,913,392	1.9	9.31	84.2	578
9.51 - 10.00	49	5,513,342	1.0	9.77	81.0	584
10.01 - 10.50	22	2,442,519	0.4	10.30	71.7	543
10.51 - 11.00	9	1,016,105	0.2	10.78	72.6	574
11.01 - 11.50	4	492,355	0.1	11.11	74.6	558
11.51 - 11.99	4	514,373	0.1	11.82	65.1	522
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	1	287,338	0.2	5.25	80.0	722
5.51 - 6.00	61	11,689,747	8.9	5.90	65.9	680
6.01 - 6.50	131	24,108,994	18.3	6.30	72.7	656
6.51 - 7.00	189	29,862,152	22.7	6.79	72.7	637
7.01 - 7.50	110	15,375,134	11.7	7.28	77.0	623
7.51 - 8.00	136	15,717,168	12.0	7.80	77.5	616
8.01 - 8.50	49	5,448,515	4.1	8.32	82.8	593
8.51 - 9.00	79	5,391,174	4.1	8.78	85.2	590
9.01 - 9.50	68	3,512,376	2.7	9.27	89.5	602
9.51 - 10.00	99	4,709,290	3.6	9.77	94.0	608
10.01 - 10.50	77	3,193,074	2.4	10.32	94.4	603
10.51 - 11.00	110	3,777,058	2.9	10.84	97.1	616
11.01 - 11.50	61	2,038,693	1.6	11.28	98.7	625
11.51 - 12.00	161	4,176,843	3.2	11.76	96.6	604
12.01 - 12.50	20	609,955	0.5	12.31	89.7	591
12.51 - 13.00	17	880,647	0.7	12.64	95.9	618
13.01 - 13.50	2	76,896	0.1	13.50	100.0	615
13.51 - 14.00	31	526,435	0.4	13.69	100.0	588
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	1,403	131,399,063	100.0	7.64	78.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
495 - 500	7	1,062,228	0.2	8.39	73.0	498
501 - 525	149	24,002,280	3.4	8.34	73.6	517
526 - 550	311	51,085,908	7.2	7.75	74.8	539
551 - 575	418	63,791,672	9.0	7.47	77.1	563
576 - 600	756	89,694,520	12.7	7.25	80.4	588
601 - 625	806	115,301,744	16.3	6.99	80.8	613
626 - 650	862	123,767,520	17.5	7.07	82.2	638
651 - 675	594	89,669,275	12.7	6.95	81.9	663
676 - 700	400	69,944,156	9.9	6.83	81.8	688
701 - 725	211	36,200,767	5.1	6.75	82.2	712
726 - 750	131	22,663,135	3.2	6.63	82.9	737
751 - 775	82	12,618,228	1.8	6.74	82.7	762
776 - 800	27	4,392,441	0.6	6.77	82.1	783
801 - 814	16	2,630,964	0.4	7.11	76.9	808
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
4,936.01 - 25,000.00	278	4,771,687	0.7	11.15	99.5	613
25,000.01 - 50,000.00	345	12,839,029	1.8	10.04	91.5	621
50,000.01 - 75,000.00	449	28,303,382	4.0	8.38	83.7	623
75,000.01 - 100,000.00	528	46,256,116	6.5	7.53	80.0	627
100,000.01 - 125,000.00	559	62,926,220	8.9	7.24	80.2	624
125,000.01 - 150,000.00	515	70,878,925	10.0	7.20	80.8	625
150,000.01 - 175,000.00	439	71,295,654	10.1	7.06	79.4	627
175,000.01 - 200,000.00	419	78,815,489	11.2	6.84	80.1	630
200,000.01 - 225,000.00	313	66,550,931	9.4	6.96	78.8	623
225,000.01 - 250,000.00	226	53,697,131	7.6	6.82	79.0	633
250,000.01 - 275,000.00	210	55,027,399	7.8	6.85	78.7	628
275,000.01 - 300,000.00	185	53,149,364	7.5	6.79	79.6	637
300,000.01 - 325,000.00	143	44,733,175	6.3	6.72	81.4	635
325,000.01 - 350,000.00	98	33,176,514	4.7	6.81	80.4	630
350,000.01 - 375,000.00	39	13,953,880	2.0	6.94	80.7	618
375,000.01 - 400,000.00	5	1,942,338	0.3	7.25	83.0	645
400,000.01 - 425,000.00	10	4,133,433	0.6	7.26	81.3	646
425,000.01 - 450,000.00	3	1,312,319	0.2	6.72	86.7	652
450,000.01 - 475,000.00	2	910,682	0.1	6.79	87.6	718
475,000.01 - 500,000.00	3	1,498,823	0.2	7.78	76.5	677
650,000.01 - 652,347.06	1	652,347	0.1	5.95	79.9	638
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.48 - 50.00	116	15,851,854	2.2	6.75	41.0	612
50.01 - 55.00	46	7,547,076	1.1	6.43	52.9	617
55.01 - 60.00	68	11,165,854	1.6	6.79	57.7	599
60.01 - 65.00	155	27,766,374	3.9	6.99	63.3	600
65.01 - 70.00	204	36,734,183	5.2	6.99	68.6	594
70.01 - 75.00	248	44,637,659	6.3	7.16	73.7	587
75.01 - 80.00	1,978	324,030,041	45.8	6.83	79.8	641
80.01 - 85.00	406	66,629,208	9.4	7.18	84.4	609
85.01 - 90.00	551	93,617,945	13.2	7.27	89.6	627
90.01 - 95.00	292	40,192,042	5.7	7.90	94.8	650
95.01 - 100.00	706	38,652,602	5.5	9.05	99.9	656
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,225	145,065,371	20.5	7.59	82.5	625
0.50	4	748,698	0.1	7.21	80.3	598
1.00	309	59,094,347	8.4	7.19	80.4	641
1.50	1	202,277	0.0	8.99	90.0	591
1.75	47	12,531,929	1.8	6.61	81.5	653
2.00	2,249	354,673,471	50.2	7.03	80.8	626
2.50	3	584,536	0.1	8.32	83.6	679
3.00	931	133,742,218	18.9	6.92	76.9	630
5.00	1	181,990	0.0	5.75	79.8	520
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,972	411,217,806	58.2	7.00	80.8	617
Reduced	715	111,131,475	15.7	7.29	82.2	657
No Income/ No Asset	49	6,910,755	1.0	6.85	81.3	639
Stated Income / Stated Assets	1,034	177,564,801	25.1	7.34	78.1	635
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,441	663,326,541	93.8	7.09	80.1	626
Second Home	19	3,228,067	0.5	6.92	81.8	652
Investor	310	40,270,230	5.7	7.83	84.8	672
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	726	158,966,674	22.5	6.69	75.3	628
Florida	571	82,046,005	11.6	7.24	81.1	635
New York	171	41,113,854	5.8	6.95	77.2	627
Texas	464	37,572,713	5.3	7.94	83.6	628
Illinois	235	37,466,781	5.3	7.30	83.8	637
Nevada	172	32,892,747	4.7	7.03	79.0	643
New Jersey	113	24,267,212	3.4	7.20	79.6	608
Maryland	130	22,824,628	3.2	7.21	80.4	607
Arizona	174	22,223,450	3.1	7.08	81.6	631
Massachusetts	89	20,554,134	2.9	6.95	78.4	621
Washington	131	19,721,302	2.8	6.78	80.7	647
Virginia	136	19,670,080	2.8	7.26	81.2	611
Michigan	175	18,302,190	2.6	7.59	85.1	632
Colorado	125	17,560,904	2.5	7.09	83.2	628
Oregon	117	16,317,157	2.3	6.92	82.1	635
Other	1,241	135,325,005	19.1	7.41	84.2	625
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,393	311,874,535	44.1	7.26	83.9	653
Refinance - Rate Term	259	35,019,379	5.0	7.14	79.5	618
Refinance - Cashout	2,118	359,930,923	50.9	7.02	77.4	608
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	23	4,708,442	0.7	6.82	83.4	613
Arm 2/28	2,967	505,456,561	71.5	7.07	81.0	628
Arm 3/27	310	52,622,832	7.4	6.62	79.2	622
Arm 5/25	40	7,486,399	1.1	6.75	80.3	649
Arm 6 Month	27	5,151,540	0.7	6.26	82.0	662
Fixed Rate	1,403	131,399,063	18.6	7.64	78.1	631
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	4,175	689,101,822	97.5	7.04	79.9	628
2nd Lien	595	17,723,015	2.5	10.83	99.3	625
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,827	537,370,256	76.0	7.13	80.2	624
Condo	267	39,144,011	5.5	7.10	81.0	636
2 Family	209	39,614,542	5.6	7.06	80.2	641
3-4 Family	102	25,512,024	3.6	7.49	81.2	662
PUD	365	65,184,004	9.2	7.09	80.9	634
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	33	5,650,705	1.0	5.94	80.3	681
4.01 - 4.50	75	14,132,642	2.5	5.81	79.5	663
4.51 - 5.00	216	39,105,680	6.8	6.23	80.8	661
5.01 - 5.50	374	62,749,650	10.9	6.41	80.0	646
5.51 - 6.00	736	132,676,673	23.1	6.62	80.1	633
6.01 - 6.50	489	82,925,835	14.4	6.96	81.7	634
6.51 - 7.00	937	167,422,276	29.1	7.31	81.2	611
7.01 - 7.50	224	33,067,901	5.7	8.04	82.6	621
7.51 - 8.00	147	21,178,057	3.7	8.48	82.9	601
8.01 - 8.50	72	9,052,017	1.6	8.81	81.1	576
8.51 - 9.00	38	5,157,349	0.9	9.46	76.2	550
9.01 - 9.50	18	1,619,181	0.3	9.67	77.3	546
9.51 - 10.00	5	444,522	0.1	10.36	85.9	613
10.01 - 10.50	2	125,786	0.0	11.34	80.0	571
10.51 - 12.50	1	117,501	0.0	6.99	94.8	609
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,659,604	0.3	6.26	88.0	661
4 - 6	15	3,491,935	0.6	6.26	79.1	662
7 - 9	4	886,157	0.2	7.06	85.2	684
10 - 12	19	3,822,285	0.7	6.76	83.0	597
13 - 15	5	720,764	0.1	7.38	85.1	651
16 - 18	23	3,288,240	0.6	7.73	82.3	637
19 - 21	1,322	220,864,745	38.4	7.10	81.4	624
22 - 24	1,618	280,645,344	48.8	7.04	80.7	630
25 - 27	2	265,702	0.0	6.20	85.7	673
28 - 30	7	924,081	0.2	7.26	84.4	648
31 - 33	142	23,923,755	4.2	6.53	80.2	624
34 - 36	158	27,446,763	4.8	6.69	78.2	619
37 - 58	40	7,486,399	1.3	6.75	80.3	649
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 12.00	264	46,640,321	8.1	5.73	77.9	631
12.01 - 12.50	260	49,082,957	8.5	6.06	76.6	625
12.51 - 13.00	448	87,255,754	15.2	6.26	79.1	643
13.01 - 13.50	475	86,843,034	15.1	6.58	81.4	638
13.51 - 14.00	631	111,858,198	19.4	7.03	81.5	633
14.01 - 14.50	436	70,074,209	12.2	7.49	82.6	636
14.51 - 15.00	381	59,528,818	10.3	7.95	83.9	611
15.01 - 15.50	209	30,486,688	5.3	8.47	85.3	604
15.51 - 16.00	151	19,656,377	3.4	8.85	82.4	589
16.01 - 16.50	46	6,255,311	1.1	9.35	79.6	552
16.51 - 17.00	31	3,565,228	0.6	9.80	78.4	569
17.01 - 17.50	18	2,156,044	0.4	10.32	70.4	536
17.51 - 18.00	9	1,016,105	0.2	10.78	72.6	574
18.01 - 18.99	8	1,006,729	0.2	11.48	69.7	540
Total:	3,367	575,425,774	100.0	7.02	80.9	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	21	3,440,552	0.6	6.03	86.7	686
4.51 - 5.50	158	29,082,062	5.1	5.72	79.0	652
5.51 - 6.00	481	87,921,203	15.3	5.90	78.4	643
6.01 - 6.50	545	102,674,522	17.8	6.40	80.1	635
6.51 - 7.00	713	127,353,990	22.1	6.87	81.3	634
7.01 - 7.50	465	77,908,772	13.5	7.38	82.6	634
7.51 - 8.00	450	72,815,299	12.7	7.86	82.5	611
8.01 - 8.50	232	35,250,304	6.1	8.35	83.2	603
8.51 - 9.00	170	22,510,578	3.9	8.76	81.4	581
9.01 - 9.50	53	7,508,747	1.3	9.30	79.5	549
9.51 - 10.00	40	4,394,649	0.8	9.77	77.9	564
10.01 - 10.50	20	2,295,758	0.4	10.31	70.5	536
10.51 - 11.00	9	1,016,105	0.2	10.78	72.6	574
11.01 - 11.50	4	492,355	0.1	11.11	74.6	558
11.51 - 12.00	4	514,373	0.1	11.82	65.1	522
12.51 - 14.50	2	246,503	0.0	7.05	81.9	697
Total:	3,367	575,425,774	100.0	7.02	80.9	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	19	2,857,926	0.5	6.22	86.2	660
1.50	283	53,071,160	9.2	7.17	80.5	637
2.00	124	26,855,228	4.7	6.67	81.8	647
3.00	2,940	492,474,288	85.6	7.02	80.8	625
5.00	1	167,171	0.0	5.50	80.0	746
Total:	3,367	575,425,774	100.0	7.02	80.9	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,711	268,987,336	46.7	7.00	81.2	632
1.50	1,300	238,588,001	41.5	7.03	80.9	627
2.00	356	67,850,436	11.8	7.02	79.6	613
Total:	3,367	575,425,774	100.0	7.02	80.9	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,086	564,892,189	79.9	7.24	80.1	622
24	296	62,914,501	8.9	6.52	82.0	655
36	26	5,145,347	0.7	6.54	80.0	633
60	362	73,872,800	10.5	6.86	81.2	651
Total:	4,770	706,824,837	100.0	7.13	80.4	628

*     Note, for second liens, CLTV is employed in this calculation.